UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 28, 2017

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Current Report on Form 8-K submitted by Enbridge Energy Partners, L.P. (the “Partnership”) on July 5, 2017 (the “Original Form 8-K”), which reported under Item 2.01 thereof that the Partnership consummated the previously announced sale of all of its ownership interests in the Midcoast Energy Partners, L.P. gas gathering and processing business (the “MEP Business”) to Enbridge Energy Company, Inc. (collectively, the “Disposition”). This Amendment is being filed to file pro forma financial statements of the Partnership reflecting the Disposition pursuant to Item 9.01(b)(1) of Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(b)	Pro forma financial information.

As a result of the Disposition on June 28, 2017, in the Partnership’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 (the “Form 10-Q”), the MEP Business was reflected as discontinued operations in the Partnership’s unaudited consolidated statements of income for the three and six months ended June 30, 2017 and in the Partnership’s unaudited consolidated statements of financial position as of December 31, 2016. The results of operations for the disposed MEP Business for such periods, and the major classes of assets and liabilities of the MEP Business as of such date, are included in Note 6 to the Partnership’s unaudited consolidated financial statements included in the Form 10-Q. The disposition of the MEP Business was completed prior to the June 30, 2017 balance sheet included in the Form 10-Q, and was therefore already reflected therein. The information described in the preceding sentences that was included in the Form 10-Q is incorporated herein by reference.

Unaudited pro forma consolidated financial information of the Partnership as of and for the year ended December 31, 2016 reflecting the Disposition as if it had occurred on January 1, 2016 is attached hereto as Exhibit 99.1.

(d)	Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Financial Data for the year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P. (Registrant)

	By:	Enbridge Energy Management, L.L.C. as delegate of Enbridge Energy Company, Inc., its general partner

Date: November 1, 2017	By:	/s/ STEPHEN J. NEYLAND
Stephen J. Neyland
Vice President
(Duly Authorized Officer)

Index of Exhibits

Exhibit Number	Description

99.1	Unaudited Pro Forma Financial Data for the year ended December 31, 2016.